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                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

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                             FORM 8-K

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                          CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 16, 2006

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                  BROADCAST INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)

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           UTAH                          0-13316             87-0395567
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification No.)

        7050 UNION PARK AVENUE, SUITE 600
              SALT LAKE CITY, UTAH                84047
    (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                  BROADCAST INTERNATIONAL, INC.

                             FORM 8-K


Item 1.01.  Entry into a Material Definitive Agreement

      On March 16, 2006, Broadcast International, Inc. (the "Company") entered into a Waiver and Amendment Agreement dated as of March 16, 2006 (the "Waiver") with four institutional funds regarding a default under the Company's Forbearance Agreement with the institutional funds dated November 30, 2005 (the "Forbearance Agreement"). The Forbearance Agreement concerned the Company's senior secured convertible notes (the "Notes"), which bear interest at 6% per annum and are due May 16, 2008. The Notes, together with warrants and additional investment rights, were issued by the Company to the institutional funds pursuant to a securities purchase agreement dated May 16, 2005 and related agreements, including a registration rights agreement (collectively, the "Note Transaction Agreements").

      Under the terms of the Waiver, the institutional funds terminated the Forbearance Agreement and forever waived any and all defaults under the Note Transaction Agreements. In consideration of the execution of the Waiver, the Company and the funds agreed to amend the Note Transaction Agreements as follows:

      1. Section 3.12 of the securities purchase agreement was deleted, which provision gave the funds a preemptive right to acquire any new securities issued by the Company.

      2. Section 3.15(c) of the securities purchase agreement was deleted, which provision prohibited the Company from completing a private equity or equity-linked financing.

      3. The conversion price, at which the Notes are convertible into common shares of the Company, was amended to be $1.50 instead of $2.50.

      4. The exercise price, at which all warrants (A warrants and B warrants) held by the funds are exercisable, was changed to $2.00.

      5. The Notes were amended by adding a new event of default, which is that if the Company fails to raise and receive at least $3,000,000 in cash net proceeds through one or more private or public placements of its securities by September 30, 2006, it is in default under the Notes.

      In addition, the Waiver provides that the Company must include by means of a prospectus supplement pursuant to Rule 424(b)(3) of the Securities Act the additional shares of common stock issuable upon conversion of the Notes as a result of the above described amendment to the Notes in its currently effective SB-2 registration statement by allocating additional registered shares of common stock to the funds for purposes of resale thereunder. In the event the Company is unable to make the allocation required by March 31, 2006, the Waiver is terminated and the Forbearance Agreement will be reinstated in full and all waivers under the Waiver are rescinded as if the Waiver had never been executed.

Item 9.01.  Financial Statements and Exhibits

      (d)   Exhibits



       10.13 Waiver and Amendment Agreement dated as of March 16, 2006 among Broadcast International, Inc. and the Purchasers named on the signature pages thereto.


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 17, 2006.

                                   BROADCAST INTERNATIONAL, INC.
                                   a Utah corporation

                                   By:    /s/ Rodney M. Tiede
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                                   Name:  Rodney M. Tiede
                                   Title: President and Chief Executive
                                           Officer